                               FIRST AMENDMENT TO
                           THE 1991 DIRECTOR INCENTIVE
                       COMPENSATION PLAN OF MAGNETEK, INC.

     MagneTek, Inc., a Delaware corporation, hereby adopts this amendment to the 1991 Director Incentive Compensation Plan of MagneTek, Inc. (the "Plan") pursuant to Section 6.3 of the Plan, as of this 28th day of April, 1994.

1. Section 3.2(c) of the Plan is hereby amended and restated in its entirety to read as follows:

     "(c) Each person who is an Outside Director on the last day of any of the Company's fiscal years during the period beginning with the fiscal year ending 1991 and ending with the fiscal year ending in 2000 (each such day referred to as an "Eligibility Date" herein) shall be granted, subject to the vesting schedule described below in Section 4.3, a Stock Appreciation Right with respect to 4,000 shares of Common Stock at a Base Price equal to the Fair Market Value of a share of Common Stock on the Eligibility Date. An example of the grant and vesting procedure is set forth on the attached Annex I. Notwithstanding any provision contained in this Plan to the contrary:
     (i) the Eligibility Date for fiscal year 1994 shall be April 28, 1994 and not the last day of fiscal year 1994, with the result that for fiscal year 1994 only, each person who is an Outside Director on April 28, 1994 shall be granted, subject to the vesting schedule described below in Section 4.3, a Stock Appreciation Right with respect to 4,000 shares of Common Stock at a Base Price equal to the Fair Market Value of a share of Common Stock on April 28, 1994 (a "1994 Stock Appreciation Right"); (ii) the other provisions of this Plan and of the attached Annex I are hereby amended accordingly; and (iii) each person who is an Outside Director on the last day of fiscal year 1994 shall not be granted a Stock Appreciation Right on such date."

2. Section 4.3(b) of the Plan is hereby amended and restated in its entirety to read as follows:

     "(b) A Stock Appreciation Right granted under Section 3.2(c) (other than a 1994 Stock Appreciation Right) shall become exercisable in four installments on four installment dates:

                (i) The first installment shall consist of 1,000 of the shares of Common Stock covered by the Stock Appreciation Right and shall become exercisable on the last day of the first fiscal year following the applicable Eligibility Date, so long as the Participant remains an Outside Director on such installment date.

               (ii) The second installment shall consist of 1,000 of the shares of Common Stock covered by the Stock Appreciation Right and shall become exercisable on the last day of the second fiscal year following the applicable Eligibility Date, so long as the Participant remains an Outside Director on such installment date.

              (iii) The third installment shall consist of 1,000 of the shares of Common Stock covered by the Stock Appreciation Right and shall become exercisable on the last day of the third fiscal year following the applicable Eligibility Date, so long as the Participant remains an Outside Director on such installment date.

               (iv) The fourth installment shall consist of 1,000 of the shares of Common Stock covered by the Stock Appreciation Right and shall become exercisable on the last day of the fourth fiscal year following the applicable Eligibility Date, so long as the Participant remains an Outside Director on such installment date.

     Notwithstanding any provision contained in this Plan to the contrary, a 1994 Stock Appreciation Right granted under Section 3.2(c) shall become exercisable in four installments on four installment dates:

                (i) The first installment shall consist of 1,000 of the shares of Common Stock covered by the Stock Appreciation Right and shall become exercisable on April 28, 1995, so long as the Participant remains an Outside Director on such installment date.

               (ii) The second installment shall consist of 1,000 of the shares of Common Stock covered by the Stock Appreciation Right and shall become exercisable on April 28, 1996, so long as the Participant remains an Outside Director on such installment date.

              (iii) The third installment shall consist of 1,000 of the shares of Common Stock covered by the Stock Appreciation Right and shall become exercisable on April 28, 1997, so long as the Participant remains an Outside Director on such installment date.

               (iv) The fourth installment shall consist of 1,000 of the shares of Common Stock covered by the Stock Appreciation Right and shall become exercisable on April 28, 1998, so long as the Participant remains an Outside Director on such installment date.

     Each such installment which becomes exercisable shall remain exercisable until it ecomes unexercisable and expires under Section 4.4."

3. Schedule II of the Plan is hereby amended and restated in its entirety to read as follows:

     "PARTICIPANTS:      A. Carl Kotchian
                         Crocker Nevin


                           NUMBER OF SHARES OF                     BASE PRICE
                           COMMON STOCK SUBJECT TO STOCK           PER SHARE OF
     GRANT DATE             APPRECIATION RIGHT                     COMMON STOCK
     ----------            ------------------------------          -------------
       7/24/91                     2,500                                $10.00

       1/24/92                     2,500                                $10.00

       1/24/93                     2,500                                $10.00

       1/24/94                     2,500                                $10.00


     PARTICIPANT:   Paul J. Kofmehl


                           NUMBER OF SHARES OF                     BASE PRICE
                           COMMON STOCK SUBJECT TO STOCK           PER SHARE OF
     GRANT DATE             APPRECIATION RIGHT                     COMMON STOCK
     ----------            ------------------------------          -------------
     4/28/95                             11,500                        $14.5625

     4/28/96                             11,500                        $14.5625

     4/28/97                             11,500                        $14.5625

     4/28/98                             11,500                        $14.5625"


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